Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

SETTLEMENT AND LICENSE AGREEMENT
This Settlement and License Agreement (hereinafter referred to as “Agreement”) dated as of this 23rd day of October, 2015 (the “Effective Date”), by and among Actavis Laboratories FL, Inc., a company organized and existing under the laws of the State of Florida, having a principal place of business at 4955 Orange Drive, Davie, FL 33314 (“Actavis”), Orexo AB, a company organized and existing under the laws of Sweden, having a principal place of business at Virdings allé 32 A, 05 Uppsala, Sweden SE-751 (“Orexo”), and Galena Biopharma Inc., having a principle place of business at 4640 SW Macadam Avenue, Portland, OR 97239 (“Galena”). Actavis, Orexo and Galena each are sometimes referred to herein as a “Party” and collectively referred to herein as “Parties.”

WHEREAS, Orexo is the owner of U.S. Patent Nos. 6,759,059, 6,761,910 and 7,910,132, which are listed in the United States Food and Drug Administration’s (“FDA”) publication Approved Drug Products with Therapeutic Equivalence Evaluations (“Orange Book”) for Abstral®, Fentanyl Sublingual Tablets, Eq 0.1 mg base, Eq 0.2 mg base, Eq 0.3 mg base, Eq 0.4 mg base, Eq 0.6 mg base and Eq 0.8 mg base.
WHEREAS, Galena is the holder of the Galena New Drug Application (“NDA”) No. 022510 and currently manufacturers and markets Fentanyl Sublingual Tablets, Eq 0.1 mg base, Eq 0.2 mg base, Eq 0.3 mg base, Eq 0.4 mg base, Eq 0.6 mg base and Eq 0.8 mg base under NDA No. 022510 (“Abstral”); and
WHEREAS, Actavis filed Abbreviated New Drug Application (“ANDA”) No. 207338 with the FDA, containing certifications pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) and seeking approval to market generic versions of Abstral before the expiration of U.S. Patent Nos. 6,759,059, 6,761,910 and 7,910,132, which is pending approval at the FDA; and
WHEREAS, Orexo and Actavis are parties to a patent infringement litigation captioned, Orexo AB v. Actavis Laboratories FL, Inc., No. 3:15-cv-00826, pending in the United States District Court for the District of New Jersey before the Honorable Peter Sheridan (“Litigation”), alleging infringement by Actavis of U.S. Patent Nos. 6,759,059, 6,761,910 and 7,910,132 based on Actavis’s filing of the Actavis ANDA; and
WHEREAS, Orexo and Actavis wish to fully settle the Litigation upon the terms and subject to the conditions set forth below.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.Definitions. The following terms, when used with initial capital letters shall have the meaning set forth below.

a. “Actavis ANDA” shall mean ANDA No. 207338 as of the Effective Date and any later filed amendments, supplements or replacements thereto seeking

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

approval of a generic product that is AB-Rated to Abstral, excluding additions or substitutions of ingredients which constitute a major amendment to ANDA No. 207338, or if post approval, the addition or substitution requires FDA approval pursuant 21 CFR 314.70(b).
b.“Actavis Product” shall mean any product made, used, sold, offered for sale, imported or distributed pursuant to the Actavis ANDA.
c.“Affiliate” shall mean with respect to a Party, any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Party. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) of a business entity means (a) the direct or indirect ownership of more than fifty percent (50%) of the voting stock or other voting interest in such entity, (b) the right to appoint more than fifty percent (50%) of the directors or management of such entity, or (c) the power to otherwise control or direct the decisions of the board of directors or similar body governing the affairs of such entity.
d.“AG Product” shall mean Eq 0.1 mg base, Eq 0.2 mg base, Eq 0.3 mg base, Eq 0.4 mg base, Eq 0.6 mg base and Eq 0.8 mg base of Fentanyl Citrate products that are manufactured, sold or distributed pursuant to the Galena NDA but not under Abstral® trademark or a successor trademark thereto.
e.“FDA” shall mean the United States Food and Drug Administration, and any successor agency thereto.
f.“Galena NDA” shall mean New Drug Application (a “NDA”) No. 022510, and any amendments and supplements thereto.
g.“Generic Equivalent” shall mean: (i) a product approved under an ANDA or pursuant to an application under 21 U.S.C. § 355(b)(2) for which Abstral is the reference listed drug, or (ii) an AG Product.
h.“License Effective Date” shall mean June […***…], 2018, or an earlier date as permitted in Section 5.
i.“Licensed Patents” shall mean U.S. Patent Nos. 6,759,059, 6,761,910 and 7,910,132.
j.“Losses” shall mean all pending and potential claims, demands, all manner of actions, causes of action, suits, debts, liabilities, losses, damages, attorneys’ fees, costs, expenses, judgments, settlements, interest, punitive damages and other damages or costs of whatever nature, whether known or unknown, pending or future, certain or contingent.
k.“Measurement Date” means […***…].

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

l.“Person” shall mean any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership, unincorporated organization, government (or any agency or political subdivision thereof) or other legal Person or organization.
m.“Related Parties” shall mean a Party’s Affiliates, directors, officers, employees, agents, representatives, assigns, predecessors, successors or other related parties.
n.“Territory” shall mean the United States and its territories, possessions and commonwealths, including Puerto Rico.
o.“Third Party” shall mean any Person other than the Parties or their Affiliates.
p.“Wholesaler Affiliate” shall mean a subsidiary or Affiliate of a Party whose primary business is wholesale distribution of pharmaceutical products. A Wholesaler Affiliate shall not be deemed to be an Affiliate of a Party for purposes of this Agreement. For clarity, […***…]
2.Releases. Upon the terms and subject to the conditions of this Agreement, in consideration of the mutual execution of this Agreement and the mutual agreement to be legally bound by the terms hereof, each Party, on behalf of itself and its Related Parties, hereby releases, acquits and forever discharges the other Parties and their Related Parties from any and all Losses arising out of, derived from, predicated upon or relating to (a) the Litigation, including any of the claims or counterclaims that were brought or could have been brought against the other Parties in the Litigation, or (b) under the Licensed Patents with respect to the Actavis Product and/or Actavis ANDA; provided, however, that nothing in this Agreement shall prevent or impair the right of any Party to bring a proceeding in court or any other forum for a breach of this Agreement or any representation, warranty or covenant herein. The Parties agree to stipulate to the dismissal of the Litigation with prejudice, with each side bearing its own costs and attorneys’ fees. Promptly following the execution of this Agreement, the Parties shall file with the United States District Court for the District of New Jersey the Dismissal Order attached as Exhibit A.
3.Release of Unknown Claims. Each Party acknowledges and agrees that:

a.
It may have sustained Losses that are presently unknown and unsuspected, and that such Losses might give rise to Losses in the future. Nevertheless, each Party acknowledges and agrees that this Agreement has been negotiated and agreed upon, notwithstanding the existence of such possible Losses and that such unknown Losses are released under Section 2.

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

b.	This Agreement may be pleaded as a full and complete defense to, and used as a basis for injunction against, any proceeding that may be instituted, prosecuted or attempted in breach hereof.

c.
In connection with this Agreement, the Parties and all of their Affiliates and each of their respective predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives expressly waive and relinquish all rights and benefits afforded by Section 1542 of the California Civil Code, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Further, the Parties and all of their Affiliates and each of their respective predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives expressly waive and relinquish all rights and benefits afforded by any law in any other jurisdiction similar to Section 1542 of the California Civil Code.
4.Patent Validity and Infringement. Solely for the purposes of the enforcement of the present Agreement and with applicability exclusively to the Actavis ANDA and the Actavis Product, Actavis, for itself and its Affiliates, acknowledges, agrees and admits that the […***…]. For the avoidance of doubt, Actavis’s admission herein shall not apply and shall have no effect outside the United States or to any product other than the Actavis Product or to any ANDA other than the Actavis ANDA. Further, neither Orexo nor Galena nor their respective Affiliates shall refer to or rely on such admission and any other stipulation, admission or concession regarding the Licensed Patents in any proceeding outside the United States or any proceeding with Actavis or its Affiliates involving a product other than the Actavis Product or an ANDA other than the Actavis ANDA.
5.License Grant. Upon the terms and subject to the conditions of this Agreement, effective as of the License Effective Date, Orexo grants on behalf of itself and its Affiliates to Actavis and its Affiliates a […***…] (subject to Section 14) license to the Licensed Patents, (i) to make, have made, use, import, offer for sale and sell Actavis Product in or for the Territory, and (ii) to make and have made the Actavis Product outside the Territory only for use, sale and importation in or for the Territory, in each case in […***…]. Orexo and its Affiliates and Galena and its Affiliates explicitly retain the right themselves to market at any time an AG Product. Nothing in this Agreement shall prevent Orexo and/or Galena, including their respective Affiliates, from continuing to manufacture and market branded Abstral®.

a.	Acceleration of License Grant. The License Effective Date will be accelerated to the earlier of the following dates: (i) the date on which a Third

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Party is permitted to commercially sell a Generic Equivalent product under authorization from Orexo, Galena and/or their Affiliates (by licenses, sublicense, covenant not to sue or otherwise) (“Authorized Third Party Launch”); (ii) the date that Orexo and/or its Affiliates and/or Galena and/or its Affiliates launches an AG Product (“AG Launch”); (iii) the date of a final, nonappealable judicial order (other than a petition to the Supreme Court for a writ of certiorari) holding that all of the then asserted and adjudicated claims of the Licensed Patents are invalid, canceled, unenforceable or not infringed by a Generic Equivalent (“Final Court Decision”); and (iv) the date on which a Third Party commercially launches a Generic Equivalent product in the Territory without authorization from Orexo or its Affiliates (by license, sublicense, covenant not to sue or otherwise) (“Unauthorized Third Party Launch”), provided that, with respect to this subclause (iv) only, in the event that Orexo, Galena or their respective Affiliates subsequently succeed in having such Third Party cease its sales of Generic Equivalent product, then the license granted to Actavis and its Affiliates in Section 5 shall be suspended at such time as the Third Party’s Generic Equivalent product is no longer being commercially sold in the Territory, and shall resume on the date that the License Effective Date would have occurred but for the Unauthorized Third Party Launch of a Generic Equivalent product. The meaning of “License Effective Date” will thereafter be revised to mean the date of occurrence of the earlier aforementioned circumstance. Pursuant to subclause (iv) only, if each and every unlicensed Third Party is found to infringe a valid, enforceable Licensed Patent and pays damages to Orexo (through either judgment or settlement), then (1) […***…]; (2) […***…]; and (3)  […***…].

b.
[…***…]. (1) Beginning on the earlier of […***…] or one hundred and eighty (180) days prior to an Authorized Third Party Launch and […***…], Orexo grants Actavis and its Affiliates […***…] to the Licensed Patents, (i) to make, have made, use, import, offer for sale and sell Actavis Product in or for the Territory, and (ii) to make and have made the Actavis Product outside the Territory only for use, sale and importation in or for the Territory and Actavis […***…] prior to the […***…], based upon […***…]. Galena will provide […***…]. In the event there is an Authorized Third Party Launch before […***…], Galena shall provide […***…] or as soon as reasonably practical after such Authorized Third Party Launch date is known, and continuing until […***…] has been provided or until Actavis is permitted to launch under this Section 5(b), whichever occurs first. (2) Beginning on the […***…].

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

c.
Pre-Marketing Activities. Notwithstanding the License Effective Date and the restrictions contained herein, Actavis and its Affiliates shall be permitted to: (a) […***…] (or 180 days prior to an Authorized Third Party Launch) […***…] (or 180 days prior to an Authorized Third Party Launch), and (b) […***…] (including disclosure of the License Effective Date) […***…] (or 180 days prior to and Authorized Third Party Launch) […***…] (or 180 days prior to and Authorized Third Party Launch).

6.Retention of Certain Rights. Nothing set forth herein shall be deemed to give Orexo or its Affiliates or Galena or its Affiliates any control over any marketing exclusivity that may be granted to Actavis by the FDA in connection with the Actavis ANDA or the Actavis Product.
7.Covenant Not to Sue. Provided that Actavis complies with the terms of this Agreement, Orexo and Galena, on behalf of themselves and their Affiliates, covenant to Actavis that they will not sue, assert any claim or counterclaim against, otherwise participate in any action or proceeding against Actavis and its Affiliates or any of their shareholders, licensees, sublicensees, customers, suppliers, importers, manufacturers, distributors, insurers, or any heirs, administrators, executors, predecessors, successors, or assigns of the foregoing, or cause, assist, or authorize any person or entity to do any of the foregoing, in each case claiming or otherwise asserting that the Actavis ANDA or the Actavis Product or the manufacture, use, sale, offer for sale, or importation of the Actavis Product, in or for the Territory infringes the Licensed Patents or any other U.S. patents or patent applications owned, licensed or controlled by Orexo, Galena or any of their Affiliates either now or in the future (“Covenant Not To Sue Patents”). Orexo and Galena shall impose this covenant not to sue on any Third Party to which Orexo, Galena or any of their Affiliates may after the Effective Date assign, license or otherwise transfer or grant any patent rights subject to this covenant not to sue.
8.New Patent Listings in the Orange Book. For any new patents that are listed in the future in FDA’s Orange Book for Abstral, the covenant not to sue in Section 7 shall hereby be treated as a non-exclusive license to those new patents so that Actavis and its Affiliates may file a “Paragraph IV Certification” under 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) in connection with any such patents, with respect to the Actavis ANDA.
9.Covenant Not to Challenge and Assist Challenges to Patents. Actavis, its Affiliates, and its Related Parties shall not (1) […***…] in any litigation or proceeding in any court or administrative agency having jurisdiction to consider the issue, except as may be required pursuant to compulsory legal process in litigation initiated by a Third Party without assistance or encouragement by Actavis, its Affiliates or Related Parties or as expressly permitted in subsections (3)-(5) herein; and/or (2)  […***…] or as expressly permitted in subsections (3)-(5) herein. Notwithstanding this Section 9, Actavis may (3) maintain a “Paragraph IV Certification” in the Actavis ANDA with respect to the Licensed Patents or amend the Actavis ANDA to contain a “Paragraph IV Certification” with respect to any patent listed in the

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Orange Book for Abstral; (4) challenge the infringement, validity, enforceability or patentability of any claim of the Licensed Patents or any other patents listed in the Orange Book for Abstral in any litigation or proceeding in any court with respect to any product other than the Actavis Product or any ANDA other than the Actavis ANDA (for the avoidance of doubt, submitting a Paragraph IV Certification to the Licensed Patents or any other patents listed in the Orange Book for Abstral and sending a notice letter regarding the same qualifies as litigation), or (5) file a petition with the U.S. Patent and Trademark Office requesting reexamination, inter partes review, or other post grant review of any claims of any Licensed Patents or any other patents listed in the Orange Book for Abstral for which Orexo or Galena initiates a district court litigation against Actavis with a claim of infringement with respect to any product other than the Actavis Product or any ANDA other than the Actavis ANDA.
10.Supply of Authorized Generic. In the event that […***…] or one hundred and eighty (180) days prior to an Authorized Third Party Launch (i) FDA has not granted final approval of the Actavis ANDA, or (ii) Actavis cannot manufacture commercial launch quantities of Actavis Product, and upon Actavis providing notice of (i) and/or (ii) to Orexo and Galena at least one hundred and eighty (180) days prior to the foregoing date, Galena and Actavis and/or one or more Affiliates thereof will enter into a non-exclusive supply agreement for the AG Product under mutually agreeable terms consistent with all applicable terms of this Agreement. Such supply agreement will provide that (x) Galena or an Affiliate will deliver to Actavis or an Affiliate of Actavis […***…], (y) […***…] or one hundred and eighty (180) days prior to an Authorized Third Party Launch; and (z) […***…].
11.Most Favored Licensee and Notice. Orexo and Galena represent and covenant to Actavis that the terms of the Agreement being offered to Actavis are and will be equivalent to or better than the terms being offered by Orexo or its Affiliates and/or Galena and its Affiliates to any Third Party with respect to any license(s) or other permissions(s) to Generic Equivalent product(s) (“Third Party Agreement”) with respect to […***…] ([…***…]). If Orexo and/or its Affiliates and/or Galena and/or its Affiliates have entered or enter into a Third Party Agreement providing such Third Party with more favorable terms, then the applicable terms in this Agreement will be automatically amended to provide such more favorable terms to Actavis. Orexo and/or Galena shall notify Actavis of any more favorable terms from […***…] within seven (7) business days. Orexo and Galena further agree that they will provide Actavis at least ninety (90) calendar days’ advance notice of Orexo or its Affiliates’ or Galena or its Affiliates’ or a Third Party’s launch of an AG Product, provided such launch is prior to the dates set forth in […***…].
12.Waiver of Regulatory Exclusivities. To the extent permitted by FDA and applicable statutes and regulations, Orexo and its Affiliates and Galena and its Affiliates hereby waive with respect to the Actavis ANDA and Actavis Product only any and all regulatory exclusivities granted by the FDA to Orexo and/or Galena for Abstral that may prevent approval or marketing of the Actavis Product in the Territory under the Actavis ANDA as of the License Effective Date under the terms of this Agreement. To the extent that FDA has granted any regulatory exclusivities or otherwise prevents approval or launch of the Actavis Product, Orexo, Galena and/or their respective Affiliates agree, at Actavis’s

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

request, to confirm with FDA (in a form reasonably acceptable to Actavis) the licenses and waivers granted by Orexo hereunder, and shall do so within ten (10) business days of receiving Actavis’s request.
13.Representations and Warranties.

a.	Each Party hereto represents and warrants to the other Party that, as of the date hereof:

i.
this Agreement is a legal, valid and binding obligation of the warranting Party, enforceable against such Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity;

ii.
the warranting Party is not subject to any judgment, order, injunction, decree or award of any court, administrative agency or governmental body that would or might interfere with its performance of any of its material obligations hereunder; and

iii.	the warranting Party has full power and authority to enter into and perform its obligations under this Agreement in accordance with its terms.

b.	Orexo represents and warrants that it owns all right and title to the Licensed Patents and Orexo has the right to grant the licenses hereunder and to settle the Litigation.

c.
Orexo and Galena represent and warrant that as of the Effective Date, Orexo and its Affiliates and Galena and its Affiliates shall not, and shall not cause or encourage any Affiliate or Third Party to initiate or otherwise undertake any activity, directly or indirectly, against the Actavis ANDA or Actavis Product to: (i) interfere with Actavis’s efforts to obtain and maintain FDA approval of the Actavis ANDA or the Actavis Product, including, but not limited to, the filing of suit against FDA, and/or the filing or submission of any Citizen Petitions, correspondence or other written submissions with FDA or any regulatory or governmental authority, or (ii) interfere with Actavis’s efforts to market the Actavis Product in accordance with the terms of this Agreement, unless Orexo or its Affiliates and Galena and its Affiliates undertakes such activity defined in subparts (i) or (ii) pursuant to court order or as otherwise requested by FDA or required by law.

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

d.
Orexo and its Affiliates and Galena and its Affiliates represent and warrant that they shall not Officially Discontinue Abstral® prior to the expiration of the Licensed Patents, unless required, requested or recommended in writing by the FDA or other governmental authority or applicable law. For avoidance of doubt, nothing in this Paragraph prohibits Orexo or its Affiliates and Galena and its Affiliates from taking any action, or causing others to take any action, Orexo or Galena reasonably determines is necessary to provide for the safety and efficacy of any Orexo or Galena product. “Officially Discontinue” shall mean any of: (i) delisting Abstral® with the FDA; (ii) delisting the Licensed Patents from the Orange Book unless Orexo reasonably determines in good faith that such delisting is required under applicable law; (iii) seeking action with the FDA to withdraw Abstral® from the market, unless required, requested or recommended by the FDA or another governmental authority to do so; or (iv) deleting, removing or canceling any National Drug Code(s) for Abstral® from the applicable National Drug File.

e.
Actavis represents and warrants that it has produced to Orexo’s counsel in this Patent Litigation all correspondence with FDA regarding Actavis’s ANDA, and that the produced correspondence contains an accurate representation of the Actavis Product as it exists as of the Effective Date.

f.
Actavis represents and warrants that, as of the Effective Date, (i) Actavis or its Affiliates own all right, title and interest in, to and under the Actavis ANDA, and Actavis and its Affiliates have not granted or assigned to any Third Party, directly or indirectly, any rights under or to the Actavis ANDA or the Actavis Product, (ii) Actavis and its Affiliates will not transfer ownership, in whole or in part, of said Actavis ANDA, except to an Affiliate of Actavis or in accordance with Section 14, until the expiration of the license granted herein, and (iii) Actavis has the right to settle the Litigation.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF APPLICABLE LAW, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS SUCH WARRANTIES.
14.Assignments. No Party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, (a) any Party may assign its rights and obligations under this Settlement Agreement to any of its Affiliates, (b) Orexo may assign its rights and obligations under this Settlement Agreement to any successor in interest to Orexo’s entire business or to the Licensed Patents, (c) Galena

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

may assign its rights and obligations under this Settlement Agreement to any Third Party in connection with a sale, transfer or other disposition of its rights to Abstral® and the Galena NDA and (d) Actavis may assign its rights and obligations under this Settlement Agreement to any Third Party in connection with a merger, reorganization, change of control or sale of all or substantially all of the applicable business or assets of Actavis to which this Agreement relates, or to a Third Party in connection with any divestiture of the Actavis ANDA, but without prior written consent. In each case ((a) through (d)), provided that (A) notwithstanding any such assignment, such Party shall remain liable for its and its Affiliates’ performance under this Settlement Agreement as if such Party remained a party hereto; (B) no such assignment shall in any manner relieve, limit or impair the obligations of that Party hereunder; and (C) following a transfer by a Party to its Affiliate, any subsequent transaction that would cause such Affiliate to cease to be an Affiliate of such Party shall be deemed to be an assignment of this Settlement Agreement subject to this Section. Any purported assignment in violation of the foregoing shall be null and void ab initio and of no force or effect.
15.Effect of Bankruptcy. For avoidance of doubt, all rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code (the “Bankruptcy Code”), licenses of “intellectual property” as defined under the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code; provided, however, that should Orexo become a party to a bankruptcy proceeding and such proceeding is not dismissed within thirty (30) days then, to the extent permitted by law, this Agreement and the licenses granted by Orexo hereunder shall be adopted by any bankruptcy trustee or relevant third party charged with the disposition of same, and shall not be rejected by same, it being the Parties’ intent that, in such event, Actavis and its Affiliates and sublicensees shall be entitled to retain the rights granted to them hereunder.
16.Medicare Modernization Act Filings. In accordance with the applicable provisions of the Medicare Modernization Act, Orexo and Actavis shall submit this Agreement to the Federal Trade Commission Bureau of Competition and the Assistant Attorney General in charge of the Antitrust Division of the Department of Justice as soon as practicable following the Effective Date and in no event later than ten (10) business days following the Effective Date.
17.Continued Cooperation. Each Party shall, at its own cost and expense, take all actions and do all things reasonably necessary or proper, including under applicable law, to make effective and further the intents and purposes of the transactions contemplated by this Agreement, including executing any further instruments reasonably requested by the other Parties. On or after the Effective Date, Actavis shall inform Orexo and Galena of any additions or substitutions of ingredients which constitute a major amendment to ANDA No. 207338, or if post approval, the addition or substitution requires FDA approval pursuant 21 CFR 314.70(b) within thirty (30) calendar days of acceptance of those additions or substitutions by FDA.

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

18.Audit by Actavis. Galena and its Affiliates shall keep adequate records of […***…]. […***…], such records (including those of Galena’s Affiliates) shall be kept at each of their principal places of business and shall be open for inspection at Actavis’s cost at reasonable times and upon reasonable notice by an independent certified auditor selected by Actavis, and which is reasonably acceptable to Galena, for the sole purpose of inspecting the amounts reported to Actavis under Section 5(b).
19.Entire Agreement. This Agreement (including all attachments hereto) constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to such matters. The Parties may amend, waive or modify the provisions of this Agreement, including this provision, only by mutual agreement in writing duly executed by the Parties hereto.
20.Interpretation. The Parties agree and acknowledge that this Agreement is the product of both Parties, each of whom have been represented by legal counsel, and shall not be construed against either of the Parties. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Headings of paragraphs or sections of this Agreement are for reference only and shall not be deemed to be a part of this Agreement.
21.Notices. All notices or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon a Party, if delivered by registered or certified mail (return receipt requested) or by a reputable overnight express courier service (charges prepaid), or such other address as may be designated in writing hereafter, in the same manner, by such person as follows:
In the case of Orexo:

Orexo AB
P.O. Box 303
SE-751 05 Uppsala
Sweden
Attention: Nikolaj Sorensen, CEO and President

In the case of Galena:

Galena Biopharma, Inc.
2000 Crow Canyon Place, Suite 380
San Ramon, CA 94583
Attn: General Counsel

In the case of Actavis:

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Actavis, Inc.
Morris Corporate Center III
400 Interpace Parkway
Parsippany, NJ 07054
Attn: General Counsel

Such notices will be deemed to have been given on the date delivered in the case of hand delivery or delivery by overnight courier, or on the fifth (5th) business day following the date of postmark in the case of delivery by mail.
22.Confidentiality. The terms of this Agreement and the information exchanged between the Parties pursuant to this Agreement shall be maintained in confidence by the Parties and not be used or disclosed to Third Parties except that: (i) the Parties may disclose that the Parties have settled the Litigation and that Actavis has the ability to launch the Actavis Product as of the dates in Sections 1(h) and 5(b), (ii) the Parties may disclose this Agreement to their attorneys, advisors, and representatives who are subject to obligations of confidentiality consistent with this Agreement, (iii) Actavis may disclose the terms of this Agreement to Teva Pharmaceutical Industries Ltd. and its Affiliates and any Third Party in connection with a potential or actual merger, reorganization, change of control or sale of all or substantially all of the applicable business or assets of Actavis to which this Agreement relates, or to a Third Party in connection with any divestiture of the Actavis ANDA, in accordance with confidentiality terms at least as restrictive as the terms hereof, (iv) Galena or Orexo may disclose the terms of this Agreement to any Third Party in connection with a potential or actual sale, transfer or other disposition of the rights to Abstral® and Galena NDA, in accordance with confidentiality terms at least as restrictive as the terms hereof, (v) Orexo may disclose the terms of this Agreement to Third Parties in connection with patent litigation involving the Licensed Patents or in connection with settlement discussions and agreements with alleged infringers of the Licensed Patents, subject to such Third Parties undertaking to keep the terms of this Agreement strictly confidential in accordance with confidentiality terms at least as restrictive as the terms hereof, and (vi) as otherwise required by law, including without limitation SEC reporting requirements, or by the rules or regulations of any stock exchange that the Parties are subject to. In any such event the Party making such disclosure under subsection (vi) shall (A) provide the other Parties with as much advance notice as reasonably practicable of the required disclosure, (B) cooperate with the other Parties in any attempt to prevent or limit the disclosure, and (C) limit any disclosure to the specific purpose at issue. If a Party is subpoenaed or otherwise required by law to give testimony or provide information which in any way relates to this Agreement, such Party shall give the other Parties prompt notice of such requirement and, unless otherwise required by law, shall make no disclosure until the other Parties have had a reasonable opportunity to contest the right of the requesting person to such disclosure. The Parties shall provide each other with all reasonable cooperation and generally make their employees available to give testimony or to provide reasonable assistance in connection with any lawsuits, claims, proceedings and investigations relating to this Agreement.

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

23.Choice of Law and Jurisdiction. This Agreement and any dispute arising out of or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict of laws principles. With respect to any proceeding relating to this Agreement, each Party irrevocably agrees and consents to the exclusive jurisdiction of the federal and state courts in New York and waives any objection to venue of any such proceeding brought in any such court.
24. Equitable Relief for Orexo and Galena. Actavis acknowledges and agrees that its obligations and undertakings under this Agreement are reasonable and necessary to protect the legitimate interests of Orexo and Galena, that Orexo and Galena would not have entered into this Agreement in the absence of such provisions, and that Actavis’s threatened breach or failure to comply with material terms of this Agreement shall cause Orexo and Galena significant and irreparable harm, the amount of which shall be extremely difficult to estimate and ascertain, and for which money damages shall not be adequate. Actavis further acknowledges and agrees that Orexo and/or Galena shall have the right to apply to any court of competent jurisdiction for an injunction order restraining any breach or threatened breach of this Agreement and specifically enforcing the terms and provisions of this Agreement, without the necessity of posting any bond or security, in addition to seeking any other remedy available to Orexo and Galena in law or equity. Nothing in the preceding sentence, however, shall limit Actavis’s ability to seek and recover damages for an improperly issued injunction, and, for the avoidance of doubt, Orexo and Galena agree not to assert that the absence of a bond limits restricts Actavis’s ability to seek and recover damages for an improperly issued injunction.

25.Equitable Relief for Actavis. Orexo and Galena acknowledge and agree that their obligations and undertakings under this Agreement are reasonable and necessary to protect the legitimate interests of Actavis, that Actavis would not have entered into this Agreement in the absence of such provisions, and that Orexo and/or Galena’s threatened breach or failure to comply with material terms of this Agreement shall cause Actavis significant and irreparable harm, the amount of which shall be extremely difficult to estimate and ascertain, and for which money damages shall not be adequate. Orexo and Galena further acknowledge and agree that Actavis shall have the right to apply to any court of competent jurisdiction for an injunction order restraining any breach or threatened breach of this Agreement and specifically enforcing the terms and provisions of this Agreement, without the necessity of posting any bond or security, in addition to seeking any other remedy available to Actavis in law or equity. Nothing in the preceding sentence, however, shall limit Orexo and Galena’s ability to seek and recover damages for an improperly issued injunction, and, for the avoidance of doubt, Actavis agrees not to assert that the absence of a bond limits restricts Orexo or Galena’s ability to seek and recover damages for an improperly issued injunction.
26.Counterparts. This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement. Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

signature exchanged in portable document format (pdf) via facsimile or electronic transmission shall be deemed to be an original signature.
27.Severability. If any provision of this Agreement is held invalid, illegal or unenforceable for any reason, the Parties shall negotiate in good faith for a substitute provision to continue the intent and purpose of such invalid provisions, and the validity, legality and enforceability of the remaining provisions shall not be in any way impaired thereby.
28.No Waiver. The failure of any Party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such Party thereafter to enforce such provisions.
29.Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement, either express or implied, is intended to or shall confer upon any Third Party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
30.Term. This Agreement shall terminate on the date of expiration of the latest expiring patent from among the Licensed Patents and any patents added to the Orange Book after the Effective Date of this Settlement Agreement.
[Signature page follows]

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

This Agreement is signed as indicated below by duly authorized representatives of Orexo, Galena and Actavis, respectively, effective as of the date first written above.

ACTAVIS LABORATORIES FL, INC.		OREXO AB
By:	_____/S/_____________________	By:	_____/S/________________________
Name:	A. Robert D. Bailey__________	Name:	Nikolaj Sorenson_______________
Title:	EVP & Chief Legal Officer_____	Title:	CEO & President_______________

GALENA BIOPHARMA INC.
		By:	_____/S/___________________
		Name:	Mark W. Schwartz____________
		Title:	President & CEO_____________

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT A
[District Court Dismissal]

Exhibit 10.7
*** Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF NEW JERSEY

OREXO AB, Plaintiff, v. ACTAVIS LABORATORIES FL, INC. Defendant.	Civil Action No. 3:15-cv-00826 (PGS/DEA)

JOINT STIPULATION OF DISMISSAL

Pursuant to Rules 41(a)(1) and 41(c) of the Federal Rules of Civil Procedure, Plaintiff Orexo AB and Defendant Actavis Laboratories FL, Inc. hereby stipulate and agree that Civil Action No. 3:15-cv-00826 (PGS/DEA), including all claims, counterclaims, and affirmative defenses asserted, are hereby dismissed with prejudice, and without costs, disbursements or attorneys’ fees to any party.
SO ORDERED this day of __________________, 2015.

United States District Judge